UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2009

FEDERAL HOME LOAN BANK OF CHICAGO

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:

(312) 565-5700

Former name or former address, if changed since last report:

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

In August 2009, the Federal Home Loan Bank of Chicago (the "Bank") moved its offices from 111 East Wacker Drive, Chicago, Illinois (the "Wacker Premises") to a smaller, more economical space at 200 East Randolph Drive, Chicago, Illinois (the "Randolph Premises").

As the Bank continues to consolidate its remaining operations and employees from the Wacker Premises to the Randolph Premises, the Bank and 111 East Wacker, LLC ("Landlord") entered into an Eighth Amendment to Lease dated December 28, 2009 ("Eighth Amendment") attached as Exhibit 10.1 to this Form 8-K. The Eighth Amendment decreases the Wacker Premises by 99,204 square feet such that the Bank will continue to occupy only 13,823 square feet of the Wacker Premises effective March 1, 2010 through July 31, 2011. Although the Bank will make a single payment of $3,982,144 to Landlord on or before February 28, 2010 in exchange for the reduction in the Wacker Premises, the Bank expects that by continuing to consolidate its operations to the Randolph Premises future operating expenses will be reduced.

This Current Report contains forward-looking statements, including an estimate of future cost savings, which are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terminology, such as "preliminary," "projected," "likelihood," "continue," "anticipates," "believes," "expects," "could," "plans," "estimates," "may," "should," "will," or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty, that actual results could differ materially from those expressed or implied in these forward-looking statements and that actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's Web site at www.fhlbc.com. The Bank assumes no obligation to update any forward-looking statements made in this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
10.1	Eighth Amendment to Lease by and between 111 East Wacker, LLC and the Bank, dated December 28, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: January 4, 2010	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel and Corporate Secretary